Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT TO RESEARCH COLLABORATION AND LICENSE

AGREEMENT

This Amendment to the Research Collaboration and License Agreement dated November 6, 2006 (the “Amendment”), is made by and between the Parties: AC Immune SA, a Swiss corporation with a principal place of business at Parc scientifique EPFL, PSE-B, CH-1015 Lausanne, Switzerland (“ACI”) and Genentech, Inc., a Delaware corporation, with offices located at 1 DNA Way, South San Francisco, CA 94080 (“Genentech”).

WHEREAS, the Parties executed a Research Collaboration and License Agreement on November 6, 2006 as amended, (the “Agreement”); and

WHEREAS, the Parties wish to further amend the Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein, the Parties agree as follows:

I.	[*****].

The Parties acknowledge that [*****] The Parties acknowledge and agree that the terms and conditions set forth herein shall be effective as of the Amendment Effective Date set forth below.

II.	A new Section 5.10 is hereby inserted into the Agreement as follows:

“5.10 [*****]

5.10.1	One-Time Payments. Any and all one-time payments such as up-front or milestone fees (but not royalties on sales of Therapeutic Products) [*****].

5.10.2	Royalties. For royalties payable [*****], Genentech shall have [*****]:

A.	for royalties on sales of [*****] in the United States, [*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****] of the royalty amount calculated at the highest royalty rate applicable to royalties [*****] in the United States, subject to the maximum obligations set forth in 5.10.2(C) below. By way of illustration, if [*****] provides that royalties payable to [*****] in the United States consist of [*****] tiers at [*****] and [*****] then Genentech may [*****] x [*****] = [*****] of annual net sales against [*****] in the United States.

B.	For royalties on [*****] outside the United States, Genentech [*****] of the royalty amount calculated at the highest royalty rate applicable to royalties paid [*****] outside the United States, subject to the maximum obligations set forth in 5.10.2(C) below. By way of illustration, if [*****] provides that royalties payable to [*****] in Switzerland is negotiated to consist of [*****] tiers at [*****] and [*****] then Genentech shall have [*****] of such net sales [*****] outside the United States.

C.	In no event will the amounts Genentech [*****] under 5.10.2(A) or 5.10.2(B) above exceed the following:

1.	For net sales in the United States, an amount equal to [*****] of [*****] per calendar year.

2.	For net sales outside the United States, an amount equal to [*****] of [*****] per calendar year.”

III.	Attached to this Amendment is Appendix A that contains [*****] available to Genentech under Section 5.10 for different royalties that may be payable [*****].

IV.	Section 6.1.2 shall be amended to insert the following new sentence at the end of the existing Section 6.1.2:

“In the event that during any calendar quarter for which Genentech is providing a royalty report to ACI hereunder, Genentech [*****] the royalty report for the applicable calendar quarter will include the amount that Genentech [*****].”

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

V.	Section 5.3.1(iii) shall be deleted in its entirety and replaced with the following:

“5.3.1(iii) [*****] or (b) [*****]”

VI.	Section 5.8 shall be amended to add the following new sentence at the end of the existing Section 5.8:

“In the event that Genentech takes a royalty deduction under Section 5.10 with respect to any Therapeutic Product, then no further deductions shall be made to the royalty owing for such Therapeutic Product under this Section 5.8. For clarity, in the event that the deductions set forth in either Section 5.10 or this Section 5.8 are applicable to a given sale of a Therapeutic Product, Genentech may elect to apply either deduction (under Section 5.8 or Section 5.10) to the royalty owing to ACI for such sale.”

VII.	Genentech shall use commercially reasonable efforts to obtain in [*****] a waiver and release from [*****] with respect to [*****].

VIII.	The effective date of this Amendment is May 7, 2015 (the “Amendment Effective Date”). Any discrepancy between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern with respect to the subject matter expressly addressed herein. Except as expressly amended herein, all terms and conditions of the Agreement remain in full force and effect.

IX.	Section 10.1.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following new Section 10.1.2(a):

“To ACi’s knowledge as of the Effective Date, ACI is the sole and exclusive owner of the ACI IP Rights existing as of the Effective Date free and clear of any liens or encumbrances.”

X.	In the event that a court, arbitrator or other competent authority in any jurisdiction orders Genentech to pay damages or other compensation related to [*****], then the deduction from royalties payable to ACI for such sales shall be adjusted as described in Section 5.10 as if such payment obligation to [*****] had arisen under the [*****].

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

XI.	Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement that is being amended hereby. The Agreement remains in full force and effect, as amended by this Amendment.

XII.	This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Amendment to one another as soon as practicable following execution thereof.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives effective as of the Amendment Effective Date.

AC Immune SA		Genentech, Inc.

By:	/s/ A. Pfeifer	By:	/s/ Steven Krognes
Name:	A. Pfeifer	Name:	Steven Krognes
Title:	CEO	Title:	CFO

Date:	May 12, 2015	Date:	5/5/15

By:	/s/ Jean Fabien Maurin
Name:	Jean Fabien Maurin
Title:	CFO

Date:	May 12, 2015

Appendix A

Royalty Reduction Examples

[*****]